EXHIBIT 10.1

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

Modification No. **** to CRADA No. ****

Facility Operator:	Alliance for Sustainable Energy, LLC ("Alliance")
National Renewable Energy Laboratory

Participant:	SolarWindow Technologies, Inc.

Period of Performance:	**** through ****
This modification adds $**** to the agreement and extends the period of performance for ****.

Except as stated herein, all terms and conditions of the Cooperative Research and Development Agreement shall remain in full force and effect without change. In the event of any conflict between the terms of the subject Agreement and this Modification, the provisions of this Modification shall take precedence.

ARTICLE II, "Joint Work Statement" is modified to include Appendix A "Joint Work Statement for Modification No ****," which is attached hereto and incorporated by reference.

ARTICLE III, "Term, Funding, and Costs," Paragraph A, is modified to reflect a new completion date of ****. It is hereby acknowledged and agreed that existing work under CRADA Modification **** may continue to be performed by Contractor until ****.

ARTICLE III, "Term, Funding, and Costs," Paragraph B, is modified to add a Participant funds-in contribution of $****. Total contributions, including those previously provided under this Agreement, are as follows:

	Prior Contributions	Modification No. ****	Total
Participant In-Kind Contribution:	$****	$****	$****
Participant Funds-In Contribution:	$****	$****	$****
Government In-Kind Contribution:	$****	$****	$****
CRADA TOTAL VALUE	$****	$****	$****

APPENDIX A-Joint Work Statement: The attached Appendix A "Joint Work Statement for Modification No. ****" is hereby added to the Agreement.

The parties have indicated their acceptance of this Modification No. **** to Agreement No. **** between SolarWindow Technologies, Inc. and Alliance, operator of the National Renewable Energy Laboratory by signature below. This Modification shall not be effective until approved by the U.S. Department of Energy.

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

Accepted:		Accepted:
SolarWindow Technologies, Inc.		Alliance for Sustainable Energy, LLC.

By:	/s/ John A. Conklin	By:	/s/ Bobi Garrett
Name:	John A. Conklin	Name:	Bobi Garrett
Title:	President & CEO	Title:	Deputy Laboratory Director Strategic Programs & Partnerships

Date: December 21, 2015		Date: December 22, 2015

Accepted:
DOE Approval, if scope and/or dollar increase

By:	/s/ David Lighthall
Name:	David Lighthall
Title:	Contracting Officer

Date: December 28, 2015

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

National Renewable Energy Laboratory

Cooperative Research and Development Agreement

Appendix A—Joint Work Statement-

Modification No. ****

CRADA # ****

Title: Commercialization of SolarWindow Technologies, Inc. Organic Photovoltaic "OPV" based Transparent Electricity-Generating ****

Abstract of CRADA work:

SolarWindow Technologies, Inc. (SWT) is preparing, over the **** (beginning ****), to commercialize the company's OPV-based SolarWindow™ transparent electricity-generating **** for building-integrated photovoltaic (BIPV), and glass and flexible substrate applications. SWT and NREL will work jointly towards commercialization by ****, ****; ****, ****, ****, and **** of the SolarWindow™ technology. Furthermore, SWT and NREL will identify and perform appropriate **** in preparation for obtaining all **** required for product commercialization.

In parallel with the progress towards commercialization with the ****, SWT and NREL will also ****, and **** to further improve ****. This **** includes ****. Enhancing **** includes the ****.

Participant Name and Address:

SolarWindow Technologies, Inc.

10632 Little Patuxent Parkway, Suite 406

Columbia, MD 21044

Participant Type

Foreign	☐

University	☐

Small Business	☒

Large Business	☐

State & Local Government	☐

Not-for-Profit	☐

Schedule

The Period of Performance for this effort will continue until ****.

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

Purpose

Work under this CRADA will be directed towards ****, ****, and **** of Participant's BIPV technology.

Task Descriptions and Estimated Completion Dates

**** Areas of Work:

•	****:

o	****

o	****, ****, ****, ****, etc.

•	****

o	****, ****, ****

o	****, ****, **** (****)

o	****, ****, ****

o	****

•	****

o	****/****/****

o	****

o	****

•	****:

o	****

o	New ****

o	Alternative ****

o	****Alternatives:

•	****, etc.
•	****

o	**** Alternatives:

•	****

o	****:

•	****
•	****

•	****

o	****

o	****:

•	****
•	****

•	**** Development:

o	****

o	****

•	Support for ****

o	****, ****, ****, etc.

•	Support for ****

o	****

•	Goal: ****

o	Maintain ****

o	****

o	****

o	****

o	****

o	****

o	****

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

•	SolarWindow Module ****

o	**** and ****

o	****

•	**** Access

•	****

•	****

•	****

•	****

•	Building ****

o	**** on glass of SolarWindow applied ****

**** Areas of Work (Primary Focus):

•	Support to ****of ****& ****

o	Develop and meet ****

o	**** round of ****

•	****

•	**** Development:

o	****

o	****, ****

o	**** Modules from ****

o	**** and ****

o	**** and **** configurations

•	**** Integration (SolarWindow ****)

o	**** in ****

•	****
•	****

o	Demonstration of ****

•	****

o	**** Measurement

•	****
•	Impact on ****

o	In-situ Deploymen****t

•	****
•	****
•	Data ****
•	Data ****

•	SolarWindow™ **** as a **** Conditions

o	The **** of this **** is to accurately **** SolarWindow™ module **** under ****

•	****
•	****
•	****
•	****
•	****
•	****

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

Year 2 Areas of Work (Secondary Focus):

•	**** Devices:

o	****

o	****

o	****

•	**** Process Development:

o	****

Funding Table

Estimated Costs	NREL Shared Resources	Participant Shared Resources	Participant Funds In	Totals
Year ****	$****	$****	$****	$****
Year ****	$****	$****	$****	$****
Year ****	$****	$****	$****	$****
TOTALS	$****	$****	$****	$****
Fed Admin Charge on Funds-in	****	****	****	****

DOE Mission Area to benefit from this CRADA:

Energy	☒

Environmental Quality	☐

Science	☐

Other, name:	☐

CRADA benefit to DOE, Participant, and US Taxpayer:

The technology developed under this CRADA would enable the Participant to **** and **** with **** and ****. In that the technology **** under the CRADA would facilitate the **** and **** of ****, it is aligned with the objectives of the DOE National Solar Energy Programs. The CRADA will benefit the U.S. taxpayer by promoting the adoption of clean energy technology and contributing to the growth and viability U.S. **** industry.

DOE Program Manager: Lidija Sekaric, 202-306-5434

CRADA format is Modular CRADA. If other, such as multilab or USIC, identify: N/A .

Special Considerations

Background Intellectual Property:

No ☐ Yes ☒ If yes, list: See attached Appendix B

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CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY. THE REDACTED TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH FOUR ASTERISKS ****.

Is Participant interested in licensing BIP at this time: No ☐   Yes ☐ ☒ To be determined

If yes, identify any known special issues with a potential license (i.e., BIP still in ROI stage, or already exclusively licensed, or has broader applications than scope of CRADA, or in contention right now with another partner. If none, write "NONE.").

Are human or animal subjects to be used as part of this CRADA?

No ☒ Yes ☐

Have all necessary ES&H and quality (NEPA) reviews been completed?

Yes ☒   No ☐(if not, explain)

Are there any organizational or personal conflicts of interest associated with this CRADA?

No ☒   Yes ☐(explain)

NREL maintains on file signed COI certificates for each employee with a substantial role in this CRADA.

Will export controlled information be produced?

No ☒   Yes ☐(if yes, identify)

Fairness of Opportunity requirements have been satisfied by:

☒ Participant approached laboratory

☐ Participant responded to FedBizOpps announcement

☐ Participant was contacted by laboratory after or during broad public announcement or solicitation

For 100% funds-in CRADAs, the Participant has been notified of other types of technology transfer agreements, such as Work for Others.

☐ Yes   ☐ No   ☒ N/A

Did the Participant require any substantive changes to the Modular CRADA or any changes to double-underlined language?

No ☒ Yes ☐ If yes, attach copies of the proposed modified articles. If substantively altered, attach Participant's US Competitiveness justification.

Additional Special Considerations: NONE

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